UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 15, 2005

LIBERTY MEDIA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50671	20-0893138

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard
Englewood, Colorado 80112
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

     This Form 8-K and the Press Release attached hereto as Exhibit 99.1 are being filed with the Securities and Exchange Commission under Item 8.01 of Form 8-K. The text of the Press Release is incorporated herein by this reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIBERTY MEDIA INTERNATIONAL, INC.
Date: June 15, 2005	By:	/s/ LEONARD P. STEGMAN
	Name:	Leonard P. Stegman
	Title:	Vice President

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release, dated June 15, 2005.